UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2019

PhaseBio Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Great Valley Parkway, Suite 30 Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

(610) 981-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

On March 17, 2019, PhaseBio Pharmaceuticals, Inc. issued a press release announcing the full results from its Phase 1 clinical trial of PB2452, a novel reversal agent for the antiplatelet drug ticagrelor, which were published in the New England Journal of Medicine in a paper titled “An Antibody-Based Ticagrelor Reversal Agent in Normal Volunteers” and were presented by Deepak Bhatt, M.D., M.P.H., executive director of Interventional Cardiovascular Programs at Brigham and Women’s Hospital and professor at Harvard Medical School, in a featured clinical research session at the American College of Cardiology’s 68th Annual Scientific Session in New Orleans on March 17, 2019. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1

Press release, dated March 17, 2019, entitled “Full Results from PhaseBio Phase 1 Clinical Trial of PB2452 Published in the New England Journal of Medicine and Presented at the American College of Cardiology’s 68th Annual Scientific Session.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: March 17, 2019	By:	/s/ John Sharp
John Sharp
Chief Financial Officer